Exhibit 10.15

THIS DEED is made on                                      22 January 2007

BETWEEN

(1) CLPE HOLDINGS LIMITED (registered number 3720212) whose registered office is at Unit 14&15 Queensbrook, Bolton Technology Exchange, Spa Road, Bolton, Greater Manchester, BL1 4AY ("Company"); and

(2) RANDALL DUANE HOLMES who resides at 36 Neustadt Lane, Chapaqua, NY 10514, USA ("Associated Participant")

BACKGROUND

(A) Under the CLPE Holdings Management Incentive Plan ("Plan") adopted by a resolution of the board of directors of the Company on 6 August 2003, a number of Associated Participants (as defined in the rules of the Plan) are entitled to a bonus payment which Is contingent on the Sale (as defined in the rules of the Plan) of the Company ("Bonus").

(B) As at the date of this Deed, no Sale has taken place in respect of the Company.

(C) The Associated Participant has agreed to waive his entitlement to a Bonus under the Plan in full.

OPERATIVE PROVISIONS

1. In consideration for the payment of (pound)1 (receipt of which is hereby acknowledged by the Associated Participant) the Associated Participant hereby waives all his interests in the Bonus and releases the Company from any obligation to make any payment under the Plan, whether such payment is contingent on a Sale or otherwise.

2. The Associated Participant hereby undertakes not to seek to enforce the bonus or any rights granted pursuant to the Plan and agrees that the Associated Participant has no entitlement to any compensation (whether by damages or otherwise) for the waiver of the Bonus or any other rights granted pursuant to the Plan.



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THIS DOCUMENT is executed as a deed and delivered on the date stated at the beginning of this Deed.


SIGNED as a deed by                  )           /s/ Douglas R. Wilson
CLPE HOLDINGS LIMITED                )           ---------------------
acting by                            )           Director
a director and its secretary         )
or two directors                     )


                                     Director    /s/ Andrew T. West
                                                 ------------------




SIGNED as a deed by                  )  /s/ Randall Duane Holmes
RANDALL DUANE HOLMES                 )
in the presence of:                  )


Witness signature:  /s/ Douglas R. Wilson


Name:     Douglas R. Wilson
Address:  312  High Land Ave.
          Ridgewood, NJ 07450
Occupation: Energy Executive



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